Exhibit 10.1
AMENDMENT NUMBER 1
TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
     THIS AMENDMENT NUMBER 1, dated as of January 17, 2006 (the “Amendment”) to the Third Amended and Restated Loan Agreement, dated as of August 1, 2005 (as amended, modified, restated or supplemented from time to time as permitted thereby, the “Loan Agreement”), is among CRONOS FINANCE (BERMUDA) LIMITED, a company organized and existing under the laws of the Islands of Bermuda (together with its successors and permitted assigns, the “Issuer”), FORTIS BANK (NEDERLAND) N.V. (f/k/a MeesPierson N.V.), a Naamloze Vennootschap, as agent on behalf of the Noteholders (in such capacity, the “Agent”) and itself, as a Noteholder (the “Initial Noteholder”), and NIBC BANK N.V. (f/k/a NIB CAPITAL BANK N.V.) (“NIB”), a Naamloze Vennootschap, and HOLLANDSCHE BANK-UNIE N.V. (“HBU”), a Naamloze Vennootschap, each as a Noteholder (together with the Initial Noteholder, the “Noteholders” and each a “Noteholder”).
W I T N E S S E T H:
          WHEREAS, the Issuer, the Agent and the Noteholders have previously entered into the Loan Agreement;
          WHEREAS, the parties desire to amend the Loan Agreement in order to modify certain provisions of the Loan Agreement;
          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.
          SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.
          SECTION 3. Amendment to the Loan Agreement. Effective upon the execution and delivery hereof,
          (a) Exhibit A to the Loan Agreement is hereby amended to read in its entirety as Exhibit A attached to this Amendment.
          SECTION 4. Representations and Warranties. The Issuer hereby confirms that each of the representations and warranties set forth in Article V of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
          SECTION 5. Effectiveness of Amendment.
          (a) This Amendment shall become effective as of the date first written above.

Exhibit 10.1
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
          SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE ISSUER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, THE AGENT, EACH LENDER AND THE ISSUER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE ISSUER HEREBY EACH IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE AGENT AND THE ISSUER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE ISSUER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE ISSUER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
          SECTION 9. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Issuer under the Loan Agreement, or the security interest in the Collateral created thereby.
[Signature pages follow.]

Exhibit 10.1
          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CRONOS FINANCE (BERMUDA) LIMITED

By: /s/ DENNIS J. TIETZ

Name: Dennis J. Tietz
Title: Director

Exhibit 10.1

FORTIS BANK (NEDERLAND) N.V., as Agent and Noteholder

By:	/s/ H.P. DE KOOL

Name:	H.P. de Kool
Title:	Senior Manager

By:	/s/ P. R. G. ZAMAN

Name:	P. R. G. Zaman
Title:	Deputy Director

Exhibit 10.1

NIBC BANK N.V., as Noteholder

By:	/s/ MAURICE L. WIJMANS

Name:	Maurice L. Wijmans
Title:	Associate Director

By:	/s/ T.TH. VAN DER MAST

Name:	T.TH. van der Mast
Title:	Managing Director

Exhibit 10.1

HOLLANDSCHE BANK-UNIE N.V., as Noteholder

By:	/s/ R.A.C. COENRAADTS

Name:	R.A.C. Coenraadts
Title:	Proxy

By:	/s/ I.J. TROOST

Name:	I.J. Troost
Title:	Proxy

Exhibit 10.1
EXHIBIT A
DEPRECIATION METHODS BY TYPE OF CONTAINER
1.	Refrigerated Containers
7.08% (Seven and eight hundredths percent) per annum, over 12 years, to a 15% (Fifteen percent) residual value.
2.	Tanks, Rolltrailers & Flatracks
4.5% (Four and a half per cent) per annum, over 20 years, to 10% (Ten percent) residual value.
3.	All Other Container Types
6% (Six percent) per annum, over 15 years, to a 10% (Ten percent) residual value.